                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  June 26, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                      1-12898                   38-2011419
         --------                      -------                   ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)


 27555 Farmington Road                                        48334-3357
Farmington Hills, Michigan                                    ----------
- --------------------------                                    (Zip Code)
  (Address of principal
    executive offices)


Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  8

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of June 25, 1996 for Series
         1987-1 and
         1987-2, Distribution Reports as of July 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of June 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                       (Registrant)




Date:  June 26, 1996                    By:  /s/ Larry N. Ciofu
                                           -------------------------------
                                                      Larry N. Ciofu
                                                      Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

              Distribution Date Statement for        June 25, 1996




            COUPON        Principal     Number of       Interest
 Class       RATE        Outstanding   Certificates     Payable
- --------- ------------ --------------  -------------  ---------------
   A          6.2375%  $11,389,493.27      62,500       $177,604.91

   B          6.0000%           $0.00      13,700             $0.00

   C          6.0000%           $0.00      26,900             $0.00

   D          6.0000%  $11,389,493.28      21,900       $170,842.40
                      ---------------  -------------  --------------
                       $22,778,986.55     125,000       $348,447.31



*Aggregate Cash Flow Value Decline:                   $1,308,941.67
Ending Aggregate Agency MBS Balance:                 $21,472,902.10


        Agency MBS Collections :
             Interest                                   $529,639.11
             Principal                                $1,308,941.67
        Investment Income                                 $9,478.42
                                                  ------------------
        TOTAL AVAILABLE                               $1,848,059.20

        Due to Certificateholders                    ($1,657,388.99)

        Expenses Payable                                 ($5,881.74)
                                                  ------------------
        Due to Residual Holders                         $184,788.47
                                                  ==================

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):         $9,239.4235


                                                                                        Principal Balance
              Interest                               Principal        Principal         Per $1,000
             Payable Per        Principal            Payable Per     Balance After      CTF After
 Class        $1,000 CTF         Payable*            $1,000 CTF     June 25, 1996       June 25, 1996
- --------- ------------------ ----------------      ---------------  ----------------    ----------------
   A              $2.841679      $654,470.84           $10.471533    $10,735,022.43         $171.760359

   B              $0.000000            $0.00            $0.000000             $0.00           $0.000000

   C              $0.000000            $0.00            $0.000000             $0.00           $0.000000

   D              $7.801023      $654,470.84           $29.884513    $10,735,022.44         $490.183673
                             ----------------                       ----------------
                               $1,308,941.68                         $21,470,044.87



                    Principal Allocation:       50.00000%
                                 Class A:       50.00000%



                                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                                           as Trustee
                                                           Corporate Trust Division
                                                           Suite 0126
                                                           One First National Plaza
                                                           Chicago, Illinois  60670
                                                           (312)407-4660




                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                                                           Distribution Date Statement for

          COUPON        Principal         Number of        Interest           Interest
Class      RATE        Outstanding       Certificates      Accrued            Payable
- -----    --------    ----------------    -----------    --------------    ----------------
 2-A      0.0000%              $0.00         45,100             $0.00               $0.00

 2-B      7.0000%              $0.00         18,000             $0.00               $0.00

 2-C      7.0000%              $0.00         19,700             $0.00               $0.00

 2-D      9.5500%      $3,255,000.00*         3,255        $25,904.38          $25,904.38

 2-E      9.9500%     $11,874,658.50          5,200        $98,460.71               $0.00
                     ----------------    -----------    --------------    ----------------
                      $15,129,658.50         91,255       $124,365.09          $25,904.38


      Agency MBS Collections :
              Interest                                         $126,237.81
              Principal                                        $378,057.01
      Investment Income                                          $1,111.23
      Excess from previous month                                    911.57
                                                           ----------------
      TOTAL AVAILABLE                                          $506,317.62

      Due to Class 2-D INTEREST                                ($25,904.38)
      Due to Class 2-D REDEMPTION                             ($477,429.29)
      Due to Class 2-D (rounded down to even $1,000)          ($477,000.00)
      Excess in Collection Account                                ($429.29)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,983.95

      Expenses Payable                                            ($348.91)

                                                           ----------------
      Net Balance                                                $2,635.04
                                                           ================


      Due to Residual Holders                                    $2,635.04

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $131.7520

                     June  25, 1996
         Interest                       Principal         Principal         Per $1,000
       Payable Per     Principal       Payable Per       Balance After      CTF After
Class   $1,000 CTF      Payable         $1,000 CTF     June  25, 1996       June  25, 1996
- ----- -------------  --------------  ----------------  -----------------    ----------------
 2-A     $0.000000                         $0.000000                              $0.000000

 2-B     $0.000000                         $0.000000                              $0.000000

 2-C     $0.000000                         $0.000000                              $0.000000

 2-D     $7.958335     $477,000.00 **       -             $2,778,000.00       $1,000.000000

 2-E     $0.000000         -                -            $11,973,119.21       $2,302.522925
                     --------------                    -----------------
                             $0.00                       $14,751,119.21

       Ending Aggregate Agency MBS Balance:              $14,770,481.04

       Excess in collection Act as of May 25                    $911.57
       Accrual Distribution Amount:                          $98,460.71
       Aggregate Cash Flow Value Decline:                   $378,057.01
       Principal to Class 2-D Redemption                   ($477,000.00)
                                                       -----------------
                                                                $429.29
       Principal Distributable to Class 2-D                 $477,000.00
                                                       -----------------
       Aggregate Amount of Principal Distributable:         $477,429.29




                                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                                       as Trustee
                                                       Corporate Trust Division
                                                       Suite 0126
                                                       One First National Plaza
                                                       Chicago, Illinois  60670
                                                       (312)407-4660

       ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.




                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                Distribution Date Statement for July  1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $15,507,771.04      10,440    $127,939.11      $127,939.11
               ---------------- ----------- -------------- ----------------
                $15,507,771.04     100,000    $127,939.11      $127,939.11



      Agency MBS Collections :
              Interest                                         $129,236.06
              Principal                                        $374,952.77
      Investment Income                                          $1,017.27
                                                           ----------------
      TOTAL AVAILABLE                                          $505,206.10

      Due to Certificateholders                               ($502,891.88)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,314.22

      Expenses Payable                                            ($362.16)

                                                           ----------------
      Net Balance                                                $1,952.06
                                                           ================


      Due to Residual Holders                                    $1,952.06

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $97.6030


                                                                   Principal Balance
         Interest                    Principal       Principal      Per $1,000
       Payable Per    Principal     Payable Per    Balance After    CTF After
Class   $1,000 CTF     Payable*      $1,000 CTF   July  1, 1996     July  1, 1996
- -----  ------------ --------------  ------------  ----------------  ----------------
  A      $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B      $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z     $12.254704    $374,952.77    $35.915016    $15,132,818.27     $1,449.503666
                    --------------                ----------------
                      $374,952.77                  $15,132,818.27


       Ending Aggregate Agency MBS Balance:        $15,133,085.80


                    Accrual Distribution Amount:                              $0.00
                    Aggregate Cash Flow Value Decline:                  $374,952.77
                                                                    ----------------
                    *Aggregate Amount of Principal Distributable:       $374,952.77







                                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                                  as Trustee
                                                  Corporate Trust Division
                                                  Suite 0126
                                                  One First National Plaza
                                                  Chicago, Illinois  60670
                                                  (312)407-4660

                   *



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                 Distribution Date Statement for July  1, 1996



         COUPON      Principal        Number of        Interest           Interest
Class     RATE       Outstanding    Certificates        Accrued           Payable
- ------ ---------- ----------------- ------------- ------------------- ----------------
 2-A      0.0000%            $0.00        39,750               $0.00            $0.00

 2-B      7.0000%            $0.00        24,540               $0.00            $0.00

 2-C      7.0000%            $0.00        10,930               $0.00            $0.00

 2-D      7.0000%            $0.00        14,580               $0.00            $0.00

 2-Z      9.4000%   $18,709,846.12        10,200         $146,560.46      $146,560.46
                  ----------------- ------------- ------------------- ----------------
                    $18,709,846.12       100,000         $146,560.46      $146,560.46



       Agency MBS Collections :
                 Interest                                                 $148,119.75
                 Principal                                                $462,903.81
       Investment Income                                                    $1,099.00
                                                                      ----------------
       TOTAL AVAILABLE                                                    $612,122.56

       Due to Certificateholders                                         ($609,464.27)
                                                                      ----------------
       Available for Expenses and Residual Payments                         $2,658.29

       Expenses Payable                                                      ($417.22)

       Net Balance                                                          $2,241.07
                                                                      ===============


       Due to Residual Holders                                              $2,241.07

       Amount Payable Per Individual
       Residual Certificate (5% Denomination):                              $112.0535


                                                                          Principal Balance
          Interest                      Principal        Principal        Per $1,000
         Payable Per     Principal     Payable Per      Balance After     CTF After
Class    $1,000 CTF      Payable*       $1,000 CTF   July  1, 1996        July  1, 1996
- ------  ------------- ---------------  ------------  -------------------  ----------------
 2-A       $0.000000           $0.00     $0.000000                $0.00         $0.000000

 2-B       $0.000000           $0.00     $0.000000                $0.00         $0.000000

 2-C       $0.000000           $0.00     $0.000000                $0.00         $0.000000

 2-D       $0.000000           $0.00     $0.000000                $0.00         $0.000000

 2-Z      $14.368673     $462,903.81    $45.382726       $18,246,942.31     $1,788.915913
                      ---------------                -------------------
                         $462,903.81                     $18,246,942.31


        Ending Aggregate Agency MBS Balance:             $18,246,957.06


                      Accrual Distribution Amount:                                  $0.00
                      Aggregate Cash Flow Value Decline:                      $462,903.81
                                                                          ----------------
                      *Aggregate Amount of Principal Distributable:           $462,903.81

                      Principal Allocation:          Class 2-A:                    0.0000%
                                                     Class 2-D:                    0.0000%



                                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                                     as Trustee
                                                      Corporate Trust Division
                                                     Suite 0126
                                                     One First National Plaza
                                                     Chicago, Illinois  60670
                                                     (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

  Distribution Date Statement for                            June  20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES


                                                                                      Interest
        COUPON        Principal        Number of       Interest      Interest        Payable Per
Class    RATE        Outstanding     Cert.             Accrued       Payable         $1,000 CTF
- ----- ----------   ---------------   ------------   ------------    ----------     ------------
 1-A     8.5000%            $0.00         15,250          $0.00          $0.00        $0.000000

 1-B     9.0000%            $0.00         10,500          $0.00          $0.00        $0.000000

 1-C     9.0000%            $0.00          6,500          $0.00          $0.00        $0.000000

 1-D     9.0000%    $3,317,066.39         16,500     $24,878.00     $24,878.00        $1.507758

 1-E     9.0000%   $12,000,000.00         12,000     $90,000.00     $90,000.00        $7.500000

 1-F     0.0000%            $0.00         18,500          $0.00          $0.00        $0.000000

 1-G     0.0000%            $0.00         12,450          $0.00          $0.00        $0.000000

 1-H     0.0000%            $0.00          4,850          $0.00          $0.00        $0.000000

 1-I   259.5000%       $30,634.13            152      $6,624.63      $6,624.63       $43.583092
                   --------------   ------------   ------------ ---------------
                   $15,347,700.52         96,702    $121,502.63    $121,502.63



                                                          Principal Balance
                           Principal       Principal         Per $1,000
           Principal      Payable Per     Balance After      CTF After
Class      Payable*       $1,000 CTF     June  20, 1996    June  20, 1996
- -----  ---------------   ------------   --------------     --------------
 1-A             $0.00      $0.000000            $0.00          $0.000000

 1-B             $0.00      $0.000000            $0.00          $0.000000

 1-C             $0.00      $0.000000            $0.00          $0.000000

 1-D       $689,415.70     $41.782770    $2,627,650.69        $159.251557

 1-E             -              -       $12,000,000.00      $1,000.000000

 1-F             $0.00      $0.000000            $0.00          $0.000000

 1-G             $0.00      $0.000000            $0.00          $0.000000

 1-H             $0.00      $0.000000            $0.00          $0.000000

 1-I       $  1,378.83      $9.071250       $29,255.30        $192.469079
     ------------------                  --------------
           $690,794.53                  $14,656,905.99



                            UPPER TIER REMIC REGULAR CERTIFICATES


                                                                               Interest
        COUPON      Principal      Number of     Interest        Interest     Payable Per
         RATE       Outstanding   Cert.          Accrued         Payable      $1,000 CTF
       ---------- --------------- ------------ ------------   ------------  -----------
 1-R     0.0000%          $0.00        3,298        $7.96            $7.96    $0.002414



                     Principal       Principal      Principal Balance
       Principal     Payable Per     Balance After     CTF After
        Payable*     $1,000 CTF     June  20, 1996    June  20, 1996
     ------------ ------------      -------------     --------------
 1-R        $0.00    $0.000000              $0.00          $0.000000






                                LOWER TIER REMIC REGULAR INTERESTS

                                                                                             Principal
        COUPON          Principal       Number of       Interest         Principal          Balance After
Class    RATE          Outstanding     Certificates     Accrued           Payable*         June  20, 1996
- ----- ------------     -----------    ------------     ---------       ------------         -------------
1-AS     9.5000%             $0.00          15,311        $0.00               $0.00                $0.00

1-BS     9.5000%             $0.00          10,521        $0.00               $0.00                $0.00

1-CS     9.5000%             $0.00           6,513        $0.00               $0.00                $0.00

1-DS     9.5000%     $3,341,118.49          16,533   $26,450.52         $690,794.53        $2,650,323.96

1-ES     9.5000%    $12,024,000.00          12,024   $95,190.00                -          $12,024,000.00

1-FS     9.5000%             $0.00          30,950        $0.00               $0.00                $0.00

1-HS     9.5000%             $0.00           8,148        $0.00               $0.00                $0.00

                   ---------------    ------------ ------------  ------------------      ---------------
                    $15,365,118.49         100,000  $121,640.52         $690,794.53       $14,674,323.96

                 FIREMAN'S FUND MORTGAGE CORPORATION
                 AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1
                  DISTRIBUTION DATE STATEMENT FOR June  20, 1996



Agency MBS Collections :
         Interest                                          $121,510.59
         Principal                                         $690,794.53
Investment Income                                              $196.16
                                                    -------------------
Lower Tier REMIC Collection Account                        $812,501.28
                                                    -------------------
Upper Tier REMIC Collection Account                        $812,501.28

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                      ($690,794.53)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                     ($121,502.63)

Expenses Payable                                                 $0.00


REMIC Taxes Payable                                              $0.00

Interest Payable to Class 1-R Certificate                       ($7.96)



Principal Payable to Class 1-R Certificate                       $0.00

Due to Class 1-RS Certificate                                 ($196.16)
                                                    -------------------
Net Balance                                                      $0.00
                                                    ==================


Beginning Aggregate Agency MBS Balance :               $100,001,006.61
Ending Aggregate Agency MBS Balance :                   $14,657,912.42
                                                    ------------------

 Aggregate Cash Flow Value Decline:                        $690,794.53
                                                    ------------------
 *Aggregate Amount of Principal Distributable:             $690,794.53




 Principal Allocation:


 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:

 Class 1-D:                    4.17827697%
 Class 1-I:                    0.90712500%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R :

 Class 1-R:                    0.00000000%





 THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee
 Corporate Trust Division
 Suite 0126
 One First National Plaza
 Chicago, Illinois  60670
 (312)407-4660